UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2020

PROSIGHT GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38996	35-2405664
(Commission File Number)	(I.R.S. Employer Identification No.)

412 Mt. Kemble Avenue, Suite 300,
Morristown, New Jersey	07960
(Address of Principal Executive Offices)	(Zip Code)

(973) 532-1900

Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	PROS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2020, ProSight Global, Inc. (“ProSight”) entered into an Incremental Facility Agreement and Amendment (the “Agreement”), with ProSight Specialty Insurance Group, Inc., ProSight Specialty Management Company, Inc., ProSight Specialty Insurance Brokerage, LLC, Citizens Bank, N.A., Regions Bank, Keybank National Association, CIBC Bank USA, Fifth Third Bank, National Association, Bank of Montreal, Chicago Branch, and Truist Bank, as administrative agent, pursuant to which certain of the lenders agreed to provide to ProSight revolving loan commitments in the aggregate amount of $65 million (the “Revolving Commitments”), on and subject to the terms of ProSight’s previously announced Credit Agreement, dated as of June 12, 2020 (the “Credit Agreement”).

The Agreement supplements the Credit Agreement by obtaining from lenders commitments with respect to the Credit Agreement’s revolving credit facility for which commitments had not yet been obtained on the date of the Credit Agreement.

In addition, pursuant to the Agreement, the parties have agreed to, among other things, amend the limitation on the size of the uncommitted incremental loan facility under the Credit Agreement to exclude the Revolving Commitments.

The Agreement contains customary representations and conditions precedent.

A description of the Credit Agreement is set forth in ProSight’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 16, 2020 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference herein.

Item 8.01.	Other Events.

On July 6, 2020, the Company issued a press release regarding its entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

99.1	Press Release, dated July 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProSight Global, Inc.
(Registrant)

Date: July 6, 2020	By:	/s/ Frank D. Papalia
Frank D. Papalia
Chief Legal Officer